UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 18, 2018

CannaPowder, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-15746

Nevada	20-3353835
(State or other jurisdiction of incorporation or organization)	I.R.S. Employee Identification No.

20 Raoul Wallenberg Street, Tel Aviv, Israel	6971916
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +972-3-6130421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 3.02 Unregistered Shares of Equity Securities

During the period from October 18, 2018 to October 22, 2018, CannaPowder, Inc. (the “Company”), issued and sold: (i) 345,166 restricted shares of common stock (the “Shares”) to five accredited investors including four “Non-U.S. Persons” (as that term is defined under Rule 902 of Regulation S promulgated the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”) for total proceeds of $207,100, based upon a price of $0.60 per Share ; and (ii) 174,983 Shares to four accredited investors, including two “Non-US Persons” accredited investors for total proceeds of $209,980, based upon a price of $1.20 per Share.

In addition, on December 12, 2018, the Company entered into separate service agreements with 3 principal shareholders, each an accredited investor, and in consideration for bona fide services, the Company issued: (i) 450,000 Class I Warrants exercisable for a period of two years at an exercise price of $.01 per Share; and (ii) 750,000 Class J Warrants exercisable for a period of three years at an exercise price of $.30 per Share. On December 31, 2018, the Company issued to two officers in consideration for their services: (iii) 300,000 Class I Warrants exercisable for a period of two years at an exercise price of $.01 per Share; and (iv) 300,000 Class J Warrants exercisable for a period of three years at an exercise price of $.30 per Share.

In connection with separate service agreements with three unrelated service providers dated December 10, 2018 and December 12, 2018, respectively, all accredited investors, two of whom are U.S. residents, the Company issued 275,000 Class E Warrants exercisable for a period of four years at an exercise price of $0.01 per Share, 50,000 Class C warrants exercisable for a period of four years at an exercise price of $2.40 per Share, 100,000 Class F Warrants exercisable for a period of three years at an exercise price of $3.00 per Share, 200,000 Class G Warrants exercisable for a period of five years at an exercise price of $5.00 Per Share and 100,000 Class H Warrants exercisable for a period of five years at an exercise price of $1.00 Per Share.

The offer and sale of the Shares and the issuance of the Class C, Class I and Class J Warrants, without registration under the Act, was made in reliance upon the exemption provided Regulation S, and the issuance of the Class E, F, G and H Warrants, without registration under the Act, was made in reliance upon the exemption provided by Regulation D, promulgated by the SEC under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Liron Carmel
Name:	Liron Carmel
Title:	Chief Executive Officer
Date:	January 8, 2019